UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 2004


                              BUSH INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                       1-8884                      16-0837346
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 (State or other               (Commission File              (I.R.S. Employer
   jurisdiction                     Number)                   Identification
of incorporation)                                                  No.)



                                 One Mason Drive
                                  P.O. Box 460
                         Jamestown, New York 14702-0460
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (716) 665-2000


                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

         On March 31, 2004, Bush Industries, Inc. (the "Registrant), filed a voluntary petition in the United States Bankruptcy Court, Western District of New York (Case No. 04-12295), for reorganization under Chapter 11 of Title 11 of the United States Bankruptcy Code. Pursuant to Sections 1107 and 1108 of the Bankruptcy Code, the Debtor will continue to operate its business and manage its property as a debtor and debtor in possession.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 BUSH INDUSTRIES, INC.


                                                 By: /s/ Michael Buenzow
                                                     -------------------------
Date : April 8, 2004                                 Michael Buenzow,
                                                     Chief Executive Officer



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